EXHIBIT 21
                       CENTURY TELEPHONE ENTERPRISES, INC.
                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF DECEMBER 31, 1997
                                                                        State of
Subsidiary                                                  incorporation
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Alaska RSA #3                                                  Alaska
Brownsville Cellular Telephone Co., Inc. *                     Delaware
Cascade Autovon Company                                        Washington
Celutel of Biloxi, Inc. *                                      Delaware
Celutel, Inc.                                                  Delaware
Century Area Long Lines (CALL), Inc.                           Wisconsin
Century Business Communications, Inc.                          Louisiana
Century Cellunet of Alexandria, Inc.                           Louisiana
Century Cellunet of La Crosse, Inc.                            Louisiana
Century Cellunet of Michigan RSA #4, Inc.                      Louisiana
Century Cellunet of Michigan RSAs, Inc.                        Louisiana
Century Cellunet of Mississippi RSA #2, Inc.                   Mississippi
Century Cellunet of Mississippi RSA #6, Inc.                   Mississippi
Century Cellunet of Mississippi RSA #7, Inc.                   Mississippi
Century Cellunet of North Arkansas, Inc.                       Louisiana
Century Cellunet of North Louisiana, Inc.                      Louisiana
Century Cellunet of Pine Bluff, Inc.                           Arkansas
Century Cellunet of Saginaw, Inc.                              Louisiana
Century Cellunet of Shreveport, Inc.                           Louisiana
Century Cellunet of South Arkansas, Inc.                       Louisiana
Century Cellunet of Southern Michigan, Inc.                    Delaware
Century Cellunet of Texarkana, Inc.                            Louisiana
Century Cellunet of Wisconsin RSA #8                           Louisiana
Century Cellunet, Inc.                                         Louisiana
Century Interactive Fax, Inc.                                  Louisiana
Century Investments, Inc.                                      Louisiana
Century Paging, Inc.                                           Louisiana
Century Service Group, Inc.                                    Louisiana
Century Supply Group, Inc.                                     Louisiana
Century Telecommunications, Inc.                               Texas
Century Telelink, Inc.                                         Louisiana
Century Telephone Midwest, Inc.                                Michigan
Century Telephone of Adamsville, Inc.                          Tennessee
Century Telephone of Arkansas, Inc.                            Arkansas
Century Telephone of Central Indiana, Inc.                     Indiana
Century Telephone of Central Louisiana, Inc.                   Louisiana
Century Telephone of Chatham, Inc.                             Louisiana
Century Telephone of Chester, Inc.                             Iowa
Century Telephone of Claiborne, Inc.                           Tennessee
Century Telephone of Colorado, Inc.                            Colorado
Century Telephone of East Louisiana, Inc.                      Louisiana
Century Telephone of Evangeline, Inc.                          Louisiana
Century Telephone of Forestville, Inc.                         Wisconsin
Century Telephone of Idaho, Inc.                               Delaware
Century Telephone of Lake Dallas, Inc.                         Texas
Century Telephone of Larsen-Readfield, Inc.                    Wisconsin
Century Telephone of Michigan, Inc.                            Michigan
Century Telephone of Monroe County, Inc.                       Wisconsin
Century Telephone of Mountain Home, Inc.                       Arkansas
Century Telephone of North Louisiana, Inc.                     Louisiana
Century Telephone of North Mississippi, Inc.                   Mississippi
Century Telephone of Northern Michigan, Inc.                   Michigan
Century Telephone of Northern Wisconsin, Inc.                  Wisconsin
Century Telephone of Northwest Louisiana, Inc.                 Louisiana
Century Telephone of Northwest Wisconsin, Inc.                 Wisconsin
Century Telephone of Odon, Inc.                                Indiana
Century Telephone of Ohio, Inc.                                Ohio
Century Telephone of Ooltewah-Collegedale, Inc.                Tennessee
Century Telephone of Port Aransas, Inc.                        Texas
Century Telephone of Redfield, Inc.                            Arkansas
Century Telephone of Ringgold, Inc.                            Louisiana
Century Telephone of San Marcos, Inc.                          Texas
Century Telephone of South Arkansas, Inc.                      Arkansas
Century Telephone of Southeast Louisiana, Inc.                 Louisiana
Century Telephone of Southwest Louisiana, Inc.                 Louisiana
Century Telephone of Southwest, Inc.                           New Mexico
Century Telephone of Wisconsin, Inc.                           Wisconsin
Chequamegon RSA, Inc.                                          Colorado
Cowiche Telephone Company                                      Washington
Eagle Telecommunications, Inc./Colorado                        Colorado
Eau Claire Cellular, Inc.                                      Colorado
Gem State Utilities Corporation                                Idaho
Inter Island Telephone Company, Inc.                           Washington
Interactive Communications, Inc.                               Louisiana
Jackson Cellular Telephone Co., Inc. *                         Delaware
Kendall Telephone, Inc.                                        Wisconsin
Northland Telephone Company                                    Minnesota
North-West Cellular of Eau Claire, Inc.                        Wisconsin
North-West Cellular of RSA #1, Inc.                            Wisconsin
North-West Cellular of RSA #2, Inc.                            Wisconsin
North-West Cellular of RSA #6, Inc.                            Wisconsin
North-West Cellular of Wisconsin, Inc.                         Wisconsin
North-West Telephone Company                                   Wisconsin
Northwestern Telephone Systems, Inc.                           Oregon
Pacific Telecom Cable, Inc.                                    Delaware
Pacific Telecom Cellular of Alaska RSA #1, Inc.                Alaska
Pacific Telecom Cellular of Alaska, Inc.                       Alaska
Pacific Telecom Cellular of Michigan, Inc.                     Michigan
Pacific Telecom Cellular of Michigan RSA #1, Inc.              Michigan
Pacific Telecom Cellular of Michigan RSA #2, Inc.              Michigan
Pacific Telecom Cellular of Oregon, Inc.                       Oregon
Pacific Telecom Cellular of Washington, Inc.                   Washington
Pacific Telecom Cellular of Wisconsin, Inc.                    Wisconsin
Pacific Telecom Cellular, Inc.                                 Wisconsin
Pacific Telecom, Inc.                                          Washington
Pascagoula Cellular Telephone Company, Inc. *                  Delaware
Postville Telephone Company                                    Iowa
PTI Communications of Alaska, Inc.                             Alaska
PTI Communications of Michigan, Inc.                           Michigan
PTI Entertainment, Inc.                                        Washington
Remote Access Cellular Telecommunications, Inc.                Texas
Tele-Max, Inc.                                                 Texas
Telephone Utilities of Alaska, Inc.                            Alaska
Telephone Utilities of Eastern Oregon, Inc.                    Oregon
Telephone Utilities of Oregon, Inc.                            Oregon
Telephone Utilities of the Northland, Inc.                     Alaska
Telephone Utilities of Washington, Inc.                        Washington
Telephone Utilities of Wyoming, Inc.                           Wyoming
The McAllen Cellular Telephone Co., Inc. *                     Nevada
Thorp Cellular, Inc.                                           Wisconsin
Universal Telephone, Inc.                                      Wisconsin
WORLDVOX Corporation                                           Oregon


* Conduct business in the name of Century Cellunet

    Certain of the Company's smaller subsidiaries have been intentionally omitted from this exhibit pursuant to rules and regulations of the Securities and Exchange Commission.